DEBT	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
DEBT	DEBT
Short-term borrowings, bank overdrafts and long-term debt consisted of the following:

	September 30, 2025	December 31, 2024

	(U.S. Dollars in thousands)
Corporate Revolving Credit Facility	$154,262	$18,999
Term Loan Facilities	597,562	703,700
Vessel financing loans	49,040	60,068
Other long-term financing arrangements	56,256	64,201
Other revolving credit facilities, at a weighted average interest rate of 5.6% as of September 30, 2025 (5.6% as of December 31, 2024)	61,502	34,717
Bank overdrafts	14,706	11,443
Finance lease obligations, at a weighted average interest rate of 5.6% as of September 30, 2025 (5.5% as of December 31, 2024)	45,814	74,018
Total debt, gross	979,142	967,146
Unamortized debt discounts and debt issuance costs	(7,692)	(9,531)
Total debt, net	971,450	957,615
Current maturities, net of unamortized debt discounts and debt issuance costs	(57,445)	(80,097)
Bank overdrafts	(14,706)	(11,443)
Long-term debt, net	$899,299	$866,075

Term Loan and Revolving Credit Facility

On May 1, 2025, the Company entered into the Amended and Restated Credit Agreement, which includes: 1) a multicurrency five-year senior secured revolving credit facility (the “Corporate Revolving Credit Facility”) that provides for borrowings up to $600.0 million; 2) a new five-year U.S. dollar senior secured term loan A facility (“New Term Loan A”) of $250.0 million; and 3) a seven-year U.S. dollar senior secured Farm Credit term loan facility (“Farm Credit Term Loan”) of $350.0 million (collectively, the “New Senior Secured Facilities”). The proceeds of the Corporate Revolving Credit Facility and New Term Loan A and Farm Credit facilities (“Term Loan Facilities”) were used to refinance all outstanding amounts under the Credit Agreement immediately prior to giving effect to the Amended and Restated Credit Agreement (the “Refinancing”), including repayment of its previous Corporate Revolving Credit Facility of $175.9 million and previous Term Loan Facilities of $702.3 million and payment of fees and expenses in connection therewith. The Corporate Revolving Credit Facility and New Term Loan A have expiration dates of May 1, 2030. The Farm Credit Term Loan has an expiration date of May 1, 2032.
Principal payments of the New Term Loan A and Farm Credit Term Loan are due quarterly based on the aggregate principal amount as of the closing date of the Amended and restated Credit Agreement, adjusted for principal repayments, multiplied by 0.625% and 0.25%, respectively, until maturity.
Interest under the Corporate Revolving Credit Facility and New Term Loan A is payable, at the option of Dole, either at (i) SOFR, or the respective benchmark rate depending on the currency of the loan, plus 1.00% to 2.25%, with a benchmark floor of 0.00% or (ii) a base rate plus 0.00% to 1.25%, in each case, to be determined based on the Company’s total net leverage ratio. Interest under the Farm Credit Term Loan is payable at SOFR plus 1.75% to 2.75%, to be determined based on the Company’s total net leverage ratio. As discussed in Note 14 “Derivative Financial Instruments”, the Company enters into interest rate swap arrangements to fix a portion of the Credit Agreement’s variable rate debt to fixed rate debt.
As a result of the Refinancing, the Company recognized a net expense of $3.2 million in the nine months ended September 30, 2025, which is included in other income (expense), net, in the condensed consolidated statements of operations. The components of the $3.2 million net expense were a $2.9 million write-off of previously capitalized fees and $1.3 million of new third-party fees, net of a $1.0 million unrealized gain upon hedge de-designation of certain interest rate swaps. As a result of the Refinancing, the Company capitalized new lender and third-party fees of approximately $5.3 million.
As of September 30, 2025, amounts outstanding under the Term Loan facilities were $597.6 million, in the aggregate, and borrowings under the Corporate Revolving Credit Facility were $154.3 million. After taking into account approximately $5.2 million of related outstanding letters of credit, Dole had $440.5 million available for cash borrowings under the Corporate Revolving Credit Facility as of September 30, 2025. As of December 31, 2024, amounts outstanding under the previous Term Loan Facilities were $703.7 million, in the aggregate, and borrowings under the previous Corporate Revolving Credit Facility were $19.0 million. After taking into account approximately $5.8 million of related outstanding letters of credit, Dole had $575.2 million available for cash borrowings under the previous Revolving Credit Facility as of December 31, 2024.
Borrowings under the Credit Agreement are secured by substantially all of the Company’s material U.S. assets of wholly owned subsidiaries, certain European assets and by the equity interests of substantially all Dole subsidiaries located in the U.S. and certain subsidiaries located in Europe.
Finance Lease Obligations
As of September 30, 2025 and December 31, 2024, Dole’s finance lease obligations of $45.8 million and $74.0 million, respectively, primarily related to vessels, machinery and equipment and containers, which continue through 2033.
During the nine months ended September 30, 2025, Dole exercised the purchase option on two vessels that had been accounted for as $41.1 million of finance leases as of December 31, 2024. Total cash paid was $36.1 million, in the aggregate.
Lines of Credit
In addition to amounts available under the Corporate Revolving Credit Facility, Dole’s subsidiaries have lines of credit and overdraft facilities of approximately $329.7 million at various local banks, of which $250.9 million was available for use as of September 30, 2025. As of December 31, 2024, there were lines of credit of $277.3 million, of which $228.5 million was available for use. These lines of credit are used primarily for short-term borrowings or bank guarantees. The majority of Dole’s lines of credit and overdraft facilities extend indefinitely but may be cancelled at any time by Dole or the banks, and if cancelled, any outstanding amounts would be due on demand.